UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2005
MACQUARIE INFRASTRUCTURE COMPANY TRUST
(Exact name of registrant as specified in its charter)

Delaware	011-32385	20-6196808

(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)
MACQUARIE INFRASTRUCTURE COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware	011-32384	43-2052503

(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

125 West 55th Street
New York, New York	10019

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (212) 231-1800
600 Fifth Avenue, 21st Floor,
New York, New York
(212) 548-6538

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-23.1: CONSENT OF L.L. BRADFORD & COMPANY LLC
EX-99.1: AUDITED FINANCIAL STATEMENTS
EX-99.2: UNAUDITED FINANCIAL STATEMENTS
EX-99.3: UNAUDITED PRO FORM CONDENSED COMBINED STATEMENT

Item 2.01 Completion of Acquisition or Disposition of Assets
On August 16, 2005, Macquarie Infrastructure Company LLC (“MIC” or the “Company”) filed a current report on Form 8-K with respect to the completion on August 12, 2005 of its acquisition, through a wholly-owned subsidiary, of 100% of the membership interests in Eagle Aviation Resources, Ltd., a Nevada limited liability company doing business as Las Vegas Executive Air Terminal (“LVE”) from Mr. Gene H. Yamagata. This current report on Form 8-K/A (this “Report”) amends and restates the prior report in its entirety.
LVE is an established fixed based operation (“FBO”) operating out of McCarran International Airport in Las Vegas, Nevada under the terms of a 30 year lease granted in 1996. LVE is one of two FBOs at McCarran Airport.
The purchase of LVE was recorded using the purchase method of accounting. The $59.8 million purchase price (including a preliminary working capital adjustment of $244,000 and related transaction costs of $1.6 million) were funded with cash raised in the Company’s initial public offering. At June 30, 2005, LVE had assets of $20.2 million and liabilities of $9.0 million, $7.1 million of which consisted of outstanding debt that was repaid in connection with the acquisition. The Company expects the transaction to be immediately yield accretive.
The LVE results will be included in the results of operations of the Company’s airport services segment from August 13, 2005. Other than capital required for continued operation of the business, the Company expects that substantially all of LVE’s cash flow from operations will be available for distribution to shareholders.
Macquarie Securities (USA) Inc. acted as an advisor to the Company in the transactions for which it received fees and expense payments totaling approximately $1.0 million.
Forward-looking Statements
This report contains forward-looking statements. The Company may, in some cases, use words such as “project”, “believe”, “anticipate”, “plan”, “expect”, “estimate”, “intend”, “should”, “would”, “could”, “potentially”, or “may” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements in this report are subject to a number of risks and uncertainties, some of which are beyond the Company’s control including, among other things: its ability to successfully integrate and manage acquired businesses, make and finance future acquisitions, service, comply with the terms of and refinance debt, and implement its strategy, decisions made by persons who control its investments including the distribution of dividends, its regulatory environment, changes in air travel, automobile usage, fuel and gas prices, foreign exchange fluctuations, environmental risks and changes in U.S. federal tax law.
Actual results, performance, prospects or opportunities could differ materially from those expressed in or implied by the forward-looking statements. Additional risks of which the Company is not currently aware could also cause actual results to differ. In light of these risks, uncertainties and assumptions, investors should not place undue reliance on any forward-looking statements. The forward-looking events discussed in this report may not occur. These forward-looking statements are made as of the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Use of Non-GAAP pro forma financial information
We report our financial results in accordance with generally accepted accounting principles. However, we also present EBITDA, a non-GAAP financial measure. We have included a pro forma EBITDA to the accompanying pro forma condensed combined statement of operations for the year ended December 31, 2004 and for the six months ended June 30, 2005.
EBITDA is used as a supplemental financial measure by management and by external users of our financial statements to assess the financial performance of our assets and our ability to generate cash sufficient to pay interest on our indebtedness and make distributions to our shareholders. EBITDA should not be considered an alternative to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity under GAAP. EBITDA as presented herein may not be comparable to similarly titled measures of other companies.

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Item 9.01 Financial Statements and Exhibits
a) Financial statements of business acquired.
The audited financial statements of LVE for the year ended December 31, 2004 are attached as Exhibit 99.1 to this Report and are incorporated into this Item 9.01(a) by reference. In addition, the unaudited financial statements of LVE for the six months ended June 30, 2005 are attached as Exhibit 99.2 to this Report and are incorporated into this Item 9.01(a) by reference.
b) Pro forma financial information.
The unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2004 and as of and for the six months ended June 30, 2005 are attached as Exhibit 99.3 to this Report and are incorporated into this Item 9.01(b) by reference.
The pro forma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of the Company, as filed with the Securities and Exchange Commission (“SEC”) in its Form 10-K filed March 22, 2005 and its Form 10-Q filed August 10, 2005, and in conjunction with the separate financial statements of LVE and related notes thereto included as Exhibit 99.1 and Exhibit 99.2 to this Report.
The unaudited pro forma condensed financial statements should not be considered indicative of actual results that would have been achieved had the acquisitions and the other transactions and events described been completed as of the dates or as of the beginning of the period indicated and do not purport to project the financial condition or results of operations and cash flows of the Company for any future date or period.
The pro forma adjustments are based on preliminary estimates, available information and certain assumptions, and may be revised as additional information becomes available. The pro forma adjustments are more fully described in the notes to the unaudited pro forma condensed financial statements.
c) Exhibits:
23.1	Consent of L.L. Bradford & Company, LLC

99.1	Audited financial statements of Eagle Aviation Resources, Ltd. as of and for the year ended December 31, 2004.

99.2	Unaudited financial statements of Eagle Aviation Resources, Ltd. as of and for the six months ended June 30, 2005.

99.3	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2004 and unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2005.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY TRUST

By: MACQUARIE INFRASTRUCTURE COMPANY LLC, as Sponsor

Dated:	October 4, 2005	By:	/s/ Peter Stokes
		Name:	Peter Stokes
		Title:	Chief Executive Officer

MACQUARIE INFRASTRUCTURE COMPANY LLC

Dated:	October 4, 2005	By:	/s/ Peter Stokes
		Name:	Peter Stokes
		Title:	Chief Executive Officer

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